EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended December 29, 2007, as filed with the Securities and Exchange Commission of the date hereof (the "Quarterly
Report"), I, Jeffrey D. Kastner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) This Quarterly Report on Form 10-Q of the Company, to which this certification is attached as an Exhibit, fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    February 12, 2008           /s/ Jeffrey D. Kastner
                                     ----------------------
                                     Jeffrey D. Kastner, Chief Financial Officer
                                     and Secretary